LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED AUGUST 7, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

QS BATTERYMARCH GLOBAL EQUITY FUND,

DATED MARCH 1, 2015

The following replaces the fee table and footnotes and expense example in the section of the fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund” in order to disclose a lower expense limitation for Class A, Class C, Class FI, Class R and Class I shares of the fund, which took effect as of August 3, 2015. Expense limitations relating to other share classes of the fund remain unchanged.

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class 1
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[1]	None[2]	1.00	None	None	None	None	None
Small account fee[3]	$15	$15	None	None	None	None	$15

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class R	Class R1	Class I	Class 1
Management fees	0.85	0.85	0.85	0.85	0.85	0.85	0.85
Distribution and/or service (12b-1) fees	0.25	1.00	0.25	0.50	1.00	None	None
Other expenses	0.65	0.57	0.39[4]	0.39[4]	0.39[4]	0.29	0.82
Total annual fund operating expenses	1.75	2.42	1.49	1.74	2.24	1.14	1.67
Fees waived and/or expenses reimbursed[5]	(0.45)	(0.37)	(0.19)	(0.19)	—	(0.19)	(0.37)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.30	2.05	1.30	1.55	2.24	0.95	1.30

[1]	Maximum deferred sales charge (load) may be reduced over time.

[2]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[3]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[4]	“Other expenses” for Class FI, Class R and Class R1 shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

[5]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.55% for Class R shares, 2.25% for Class R1 shares and 0.95% for Class I shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class 1 shares will not exceed total annual fund operating expenses for Class A shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	700	1,053	1,429	2,484
Class C (with redemption at end of period)	308	719	1,257	2,728
Class C (without redemption at end of period)	208	719	1,257	2,728
Class FI (with or without redemption at end of period)	132	452	794	1,761
Class R (with or without redemption at end of period)	158	530	926	2,036
Class R1 (with or without redemption at end of period)	227	700	1,199	2,573
Class I (with or without redemption at end of period)	97	344	609	1,370
Class 1 (with or without redemption at end of period)	132	490	872	1,944

The first two sentences in the section of the Prospectus titled “More on fund management – Expense limitation” are replaced with the following text:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.55% for Class R shares, 2.25% for Class R1 shares and 0.95% for Class I shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class 1 shares will not exceed total annual fund operating expenses for Class A shares, subject to recapture as described below.

Please retain this supplement for future reference.

QSIN179407

2